UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015 (July 1, 2015)

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Cable One, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-36863	13-3060083
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 364-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            As previously disclosed, on June 5, 2015, in connection with the legal and structural separation of Cable One, Inc. (the “Company”) from Graham Holdings Company (the “Spin-Off”), the board of directors of the Company (the “Board”) adopted the Cable One, Inc. 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”), which became effective upon the Spin-Off.

Summary of 2015 Plan Terms

Administration.  The committee (defined as the compensation committee of the Board (the “Committee”) or other duly authorized committee of the Board) has sole authority to administer the 2015 Plan.  The Committee has the authority to: (i) take actions and make determinations that it deems necessary or desirable for the administration of the plan, (ii) designate award recipients, (iii) determine the type of awards, (iv) determine the number of shares or dollar value to be covered by awards, (v) determine the terms and conditions of any award, (vi) determine the vesting schedules of awards (which will provide for full vesting at least 12 months from the date of grant, except with respect to performance-based awards, replacement awards, cash incentive awards or shares in an unrestricted pool of 5% of the total number of shares of common stock available under the 2015 Plan) and establish performance criteria for awards and determine whether, and to what extent, the performance criteria have been attained, (vii) determine the methods by which and to what extent awards may be settled, exercised, canceled, forfeited or suspended and determine whether awards may be exercised or settled in cash, shares, other securities or other awards, (viii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards or other property will be deferred, (ix) interpret or reconcile any inconsistency in and correct any default in the 2015 Plan, (x) establish, amend, suspend or waive rules and regulations and appoint agents as the Committee deems appropriate for proper administration of the plan, (xi) accelerate the vesting or exercisability of, payment for, or lapse of restrictions on, awards and (xii) amend an outstanding award or grant a replacement award if the Committee determines the tax consequences of the award differ from the consequences expected to occur or changes to tax law or regulations permit awards to be granted that have more favorable tax consequences than initially anticipated.

Shares Available for Awards.  Subject to adjustment as described below, we have reserved 600,000 shares of our common stock for awards under the 2015 Plan.  Each share with respect to which an option or stock-settled stock appreciation right (“SAR”) is granted under the 2015 Plan shall reduce the aggregate number of shares available under the 2015 Plan by one share and each share with respect to any other share-based award shall reduce the aggregate number of shares available by one share.  If an award is forfeited, or otherwise expires, terminates or is canceled without delivery of shares, or is settled other than wholly by delivery of shares, the shares covered by the award that were not issued will again be available for issuance under the 2015 Plan.  Shares tendered or withheld in payment of an exercise price or for withholding taxes of an award will not again be available for issuance under the 2015 Plan.

In addition, awards will be subject to limitations as follows:

●	no participant may be granted awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in excess of 50,000 shares in the aggregate or cash and other property in excess of $15,000,000;

●	no non-employee director may be granted awards for more than 2,000 shares in the aggregate or cash and other property in excess of $300,000; and

●	the maximum number of shares available for granting incentive stock options would be 400,000 shares.

Changes in Capitalization.   In the event of any extraordinary dividend or distribution (whether in cash, shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee will equitably adjust any or all of (i) the number and class of shares that thereafter may be made the subject of awards under the plan (including the share limit, the ISO limit, and the annual individual share limit) and (ii) the terms of any outstanding award, including the exercise price and the number or kind of shares or other securities of the Company or other property subject to outstanding awards.

In the event the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares, including any Change of Control (as defined below), the Committee may make the equitable adjustments described above and (i) make cash payment to award holders in exchange for the cancellation of the award (including, in the case of options and SARs, the excess of the fair market value (as defined in the 2015 Plan) over the exercise price) and (ii) cancel and terminate without payment any option or SAR having a per-share exercise price greater than or equal to the fair market value (as defined in the 2015 Plan) of the shares subject to the award.

Performance Compensation Awards.  The Committee is permitted to designate any award (other than stock options and SARs) as a performance compensation award in order for the award to qualify as “performance-based compensation” under Section 162(m) of the Code.  Awards designated as performance compensation awards are subject to the following requirements:

●	Recipients of Performance Compensation Awards. The Committee will, in its sole discretion, designate within the first 90 days of a performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the participants who will be eligible to receive performance compensation awards in respect of such performance period. The Committee will also determine the length of performance periods, the types of awards to be issued, the performance criteria that would be used to establish the performance goals, the kinds and levels of performance goals and any objective performance formula used to determine whether a performance compensation award has been earned for the performance period.

●	Performance Criteria Applicable to Performance Compensation Awards. The performance criteria will be limited to the following: share price; net income or earnings before or after taxes (including earnings before interest, taxes, depreciation and/or amortization); earnings per share (including specified types or categories thereof); cash flow (including specified types or categories thereof); revenues (including specified types or categories thereof); return measures (including specified types or categories thereof); stockholder return measures (including specified types or categories thereof); sales or product volume; working capital; gross or net profitability/profit margins (including profitability of an identifiable business unit or product); earnings from continuing operations; costs (including specified types or categories thereof) and cost reduction goals; budget comparisons; implementation or completion of critical projects; market share (in the aggregate or by segment); the formation of joint ventures, research or development collaborations, or the completion of other transactions; economic value; enterprise value; book, economic book or intrinsic book value (including book value per share); improvements in capital structure; customer satisfaction survey results; operating income; product unit and pricing targets; combined ratio; operating ratio; leverage ratio; credit rating; borrowing levels; objective measures of productivity or operating efficiency; expenses (including specified types or categories thereof); product unit and pricing targets; implementation or completion of critical projects; safety and accident rates; days sales outstanding; operating metrics relating to sales, installations or customer service or satisfaction; capital spending management, network upgrades or product or service deployments; and market share or penetration, subscriber or customer acquisition or retention, ratings or viewership. These performance criteria are permitted to be applied on an absolute basis or relative to one or more peer companies or indices or any combination thereof or, if applicable, computed on an accrual or cash accounting basis. The performance goals and periods may vary from participant to participant and from time to time. To the extent required under Section 162(m) of the Code, the Committee will, within the first 90 days of the applicable performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the performance criteria it selected to use for the performance period.

●	Modification of Performance Goals. The Committee is permitted to adjust or modify the calculation of performance goals for a performance period in the event of, in anticipation of, or in recognition of, any unusual or extraordinary corporate item, transaction, event or development or any other unusual or nonrecurring events affecting the Company, any of its affiliates, subsidiaries, divisions or operating units (to the extent applicable to such performance goal) or its financial statements or the financial statements of any of its affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions, so long as that adjustment or modification does not cause the performance compensation award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

●	Requirements to Receive Payment for 162(m) Awards. Except as otherwise permitted by Section 162(m) of the Code, in order to be eligible for payment in respect of a performance compensation award for a particular performance period, participants are required to be employed by us on the last day of the performance period, the performance goals for such period are required to be satisfied and certified by the Committee and the performance formula must determine that all or some portion of the performance compensation award has been earned for such period.

●	Negative Discretion. The Committee is permitted to, in its sole discretion, reduce or eliminate the amount of a performance compensation award earned in a particular performance period, even if applicable performance goals have been attained and without regard to any employment agreement between us and a participant.

●	Limitations on Committee Discretion. Except as otherwise permitted by Section 162(m) of the Code, in no event may any discretionary authority granted to the Committee under the 2015 Plan be used to grant or provide payment in respect of performance compensation awards for which performance goals have not been attained, increase a performance compensation award for any participant at any time after the first 90 days of the performance period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) or increase a performance compensation award above the maximum amount payable under the underlying award.

●	Form of Payment. Performance compensation awards (other than restricted shares, restricted stock units (“RSUs”) and other stock-based awards) may be in cash or in restricted stock, RSUs or fully vested shares of equivalent value and will be paid on the terms determined by the Committee in its discretion. Any shares of restricted stock or RSUs will be subject to the terms of the 2015 Plan or any successor equity compensation plan and any applicable award agreement. The number of shares of restricted stock, RSUs or fully vested shares that is equivalent in value to a particular dollar amount will be determined in accordance with a methodology specified by the Committee within the first 90 days of a plan year (or, if shorter, the maximum period allowed under Section 162(m) of the Code).

Change of Control.  In the event of a Change of Control (as defined below), unless provision is made in connection with the transaction for (a) assumption of awards previously granted, (b) substitution of awards for new awards covering stock of the successor corporation, or its parent corporation or subsidiary corporation, making appropriate adjustments, the following will automatically occur under the 2015 Plan: (i) acceleration of vesting or exercisability of options and SARs, (ii) acceleration of vesting of performance-based awards (including cash-incentive awards and performance units) designated as performance compensation awards and the awards will be paid out pro rata at target levels as soon as practicable and (iii)  acceleration of vesting and exercisability and the lapse of restrictions on all other outstanding awards and the awards will be paid out as soon as practicable.

For the purposes of the 2015 Plan, a “Change of Control” means the occurrence of any of the following events:

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during any consecutive 24-month period, a change in the composition of a majority of the board of directors, as constituted on the first day of such period, that was not supported by a majority of the incumbent board of directors;

●	consummation of certain mergers, consolidations or statutory share exchanges or similar form of corporate transaction of the Company (or any of its subsidiaries, if voting securities are issuable) or a sale or other disposition of all or substantially all of its assets to an unaffiliated entity, following which the Company’s stockholders hold 50% or less of the combined voting power of the surviving entity;

●	stockholder approval of a complete liquidation or dissolution of the Company; or

●	the acquisition by any individual, entity or group (other than the Company or any subsidiary or affiliate and certain individuals or groups as provided in the 2015 Plan) of beneficial ownership of more than 30% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors.

Amendment and Termination.   Our Board may amend, suspend or terminate the 2015 Plan, subject to approval of our stockholders if required by the applicable stock exchange listing rules or by applicable law. No such amendment, suspension or termination of the plan that would materially impair the rights of a holder of an outstanding award may be taken without the holder’s consent. No amendment may reduce the exercise price of an option or SAR, reprice the option or SAR under GAAP or repurchase or cancel an option or SAR at a time when its exercise price is greater than the fair market value of the underlying shares, without the prior approval of stockholders.

Term of the 2015 Plan.  The 2015 Plan became effective on July 1, 2015, the date the Spin-Off was completed.  No award will be granted under the 2015 Plan after the tenth anniversary of the effective date of the 2015 Plan.  Awards granted under the 2015 Plan may extend beyond the termination date of the 2015 Plan.

Restricted Stock Award Agreement

On July 1, 2015, the Committee approved the grant of restricted shares of Company common stock under the 2015 Plan to employees of the Company whose equity awards issued by Graham Holdings Company were forfeited in connection with the Spin-Off (the “Replacement Shares”) or who did not receive an equity award from Graham Holdings Company in 2015 in anticipation of the Spin-Off (the “Staking Shares” and, together with the Replacement Shares, the “Restricted Shares”).  The Restricted Shares are subject to service-based vesting conditions, with the Replacement Shares scheduled to cliff-vest on the vesting dates of the forfeited awards that they replaced (generally, December 2016), and the Staking Shares scheduled to cliff-vest on January 2, 2018.  The Restricted Shares are also subject to the achievement of certain performance goals selected from those specified in the 2015 Plan, as described above.  The Restricted Shares are subject to the terms and conditions of the 2015 Plan as well as an award agreement to be entered into by each employee receiving a grant and the Company (each, an “Award Agreement”), the material terms of which were also approved by the Committee on July 1, 2015.

Pursuant to the Award Agreement:  (i) in the event the Company terminates the grantee’s employment other than for “Cause” (generally related to certain misconduct, fraudulent or criminal activity, non-compliance or breach of Company agreements and policies or failure to substantially perform duties) or the grantee terminates employment with the Company for “Good Reason” (generally related to material reductions or diminutions of the grantee's compensation, position, responsibilities, certain forced relocations or breaches by the Company), and provided that such termination occurs on or following the first anniversary of the grant date, the restrictions that apply to a prorated portion of such Restricted Shares will lapse, subject to the achievement of performance goals at the end of the applicable performance period and (ii) in the event of the grantee’s death or disability, and provided that such death or disability occurs on or following the first anniversary of the grant date, the restrictions that apply to a prorated portion of such Restricted Shares will lapse, based on the target performance level (if any) under the applicable Award Agreement.  In the event of a Change of Control (as defined in the 2015 Plan), in connection with which the Restricted Shares are assumed or substituted, the Restricted Shares (at the target level, if applicable) will remain outstanding during the service period but will no longer be subject to the performance conditions, provided that if, in the 18 months thereafter, the grantee’s employment is terminated without Cause or for Good Reason, the service condition will lapse and the awards will vest in full as of the date of termination.

Except as described above, any Restricted Shares that remain subject to restrictions on the date the grantee’s employment with the Company terminates, will be forfeited to the Company.  Restricted Shares are generally subject to compliance with certain restrictive covenants, including a noncompete and nonsolicit covenant and certain transfer and forfeiture restrictions, including a clawback provision, as set forth in the applicable Award Agreement.  The restrictions that apply to Restricted Shares will generally lapse, subject to the grantee’s continued employment by the Company and the achievement of certain performance goals, upon the vesting date specified in the Award Agreement, unless such restrictions lapse earlier as set forth above.

The Company’s named executive officers and the Company’s chief financial officer, Mr. Coyle, received the following Restricted Shares: Mr. Might, 5,125 Restricted Shares as replacement awards and 5,142 Restricted Shares in lieu of a prior 2015 award; Mr. Coyle, 1,714 Restricted Shares in lieu of a prior 2015 award; Ms. Laulis, 1,025 Restricted Shares as replacement awards and 2,571 Restricted Shares in lieu of a prior 2015 award; and Mr. Bowker, 216 Restricted Shares as replacement awards and 1,485 Restricted Shares in lieu of a prior 2015 award.

The foregoing description of the terms of the 2015 Plan is qualified in its entirety by reference to the full text of the 2015 Plan, which was previously filed on June 11, 2015 as Exhibit 10.4 to the Company’s Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Alan H. Silverman
	Name:	Alan H. Silverman
	Title:	Senior Vice President-General Counsel

Date: July 8, 2015